SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): September 30, 2003


                           WINMILL & CO. INCORPORATED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-9667               13-1897916
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: (212) 785-0900


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 7. Financial Statements and Exihibits.

          (c)  Exhibits.


                Exhibit No.   Description of Exhibit
                ==========    =================================================
                     99.1     Press Release, dated December 2, 2003 announcing
                              its financial results for the second quarter and six months ended September 30, 2003.


Item 12. Results of Operations and Financial Conditions.

     On December 2, 2003, Winmill & Co. Incorporated (the "Company") issued a press release announcing financial results for the third quarter and nine months ended September 30, 2003. A copy of the December 2, 2003 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WINMILL & CO. INCORPORATED


Date:     December 2, 2003                      /s/ Thomas B. Winmill
                                                ---------------------
                                                    Thomas B. Winmill
                                                    President

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                                    Exhibit Description
--------------                                    -------------------

     99.1                                 Press release dated December 2, 2003




                                                                   Exhibit 99.1

News Release
December 2, 2003


Winmill & Co. Incorporated Announces Third Quarter and Nine Month Results

New York - Winmill & Co. Incorporated (Nasdaq: WNMLA) today announced its financial results for the third quarter ended September 30, 2003 and for the nine months ended September 30, 2003.


Quarter Ended September 30:                                                      2003                  2002
Revenues:
Management, distribution and other fees                                        $359,221              $357,762
Dividends, interest and other                                                    39,093                58,219
Net unrealized appreciation (depreciation) of publicly held
  affiliates and unrealized and realized gains (losses) on
  proprietary trading                                                           414,635              (411,281)
                                                                              ---------             ---------
  Total                                                                        $812,949                $4,700
                                                                              =========             =========

Net Income (Loss)                                                              $237,653             $(272,608)
Average Shares
        Basic                                                                 1,607,848             1,628,320
        Diluted                                                               1,710,287             1,628,320
Share Earnings
        Basic                                                                     $0.15                $(0.17)
        Diluted                                                                   $0.14                $(0.17)

Nine Months Ended September 30:                                                  2003                  2002
Revenues:
Management, distribution and other fees                                      $1,029,741            $1,069,135
Dividends, interest and other                                                   118,479               180,624
Net unrealized appreciation (depreciation) of publicly held
  affiliates and unrealized and realized gains (losses) on
  proprietary trading                                                         1,063,266               (72,099)
                                                                             ----------            ----------
  Total                                                                      $2,211,486            $1,177,660
                                                                             ==========            ==========

Net Income (Loss)                                                              $657,475             $(97,023)
Average Shares
        Basic                                                                 1,608,251             1,655,017
        Diluted                                                               1,668,106             1,660,836
Share Earnings
        Basic                                                                     $0.41                $(0.06)
        Diluted                                                                   $0.39                $(0.06)





Contact: William G. Vohrer
         Treasurer
         (212) 785-0900, ext. 279
         wvohrer@winmillco.com